Exhibit 99.1 Investor Presentation March 2019

Forward Looking Statements Some statements in this presentation, which are not historical facts, are “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements about Arcosa Inc.’s (“Arcosa”, or the “Company”) estimates, expectations, beliefs, intentions or strategies for the future. Arcosa uses the words “anticipates,” “assumes,” “believes,” “estimates,” “expects,” “intends,” “forecasts,” “may,” “will,” “should,” “guidance,” “outlook,” and similar expressions to identify these forward-looking statements. Forward-looking statements speak only as of the date of this presentation, and Arcosa expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein, except as required by federal securities laws. Forward-looking statements are based on management’s current views and assumptions and involve risks and uncertainties that could cause actual results to differ materially from historical experience or our present expectations, including but not limited to assumptions, risks and uncertainties regarding achievement of the expected benefits of Arcosa’s separation from Trinity Industries, Inc. (“Trinity” NYSE: TRN); tax treatment of the separation; failure to successfully integrate the ACG Materials acquisition, or failure to achieve the expected benefits of the acquisition; market conditions and customer demand for Arcosa’s business products and services; the cyclical nature of, and seasonal or weather impact on, the industries in which Arcosa competes; competition and other competitive factors; governmental and regulatory factors; changing technologies; availability of growth opportunities; market recovery; improving margins; and Arcosa’s ability to execute its long-term strategy, and such forward-looking statements are not guarantees of future performance. For further discussion of such risks and uncertainties, see “Risk Factors” and the “Forward-Looking Statements” section of “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Arcosa’s Form 10-K for the year ended December 31, 2018. Non-GAAP Financial Measures This presentation contains financial measures that have not been prepared in accordance with generally accepted accounting principles (GAAP). Reconciliations of non-GAAP financial measures to the closest GAAP measure are provided in the Appendix. Presentation of Financials The spin-off of the Company by Trinity was completed on November 1, 2018. The Company’s financial statements for periods prior to November 1, 2018 were presented on a “carve-out” basis. The carve-out financials of the Company are not necessarily representative of the amounts that would have been reflected in the financial statements had the Company been an independent company during the applicable periods. 2 / Moving Infrastructure Forward — Investor Presentation, March 2019

How to Find Us OUR WEBSITE NYSE TICKER www.arcosa.com ACA HEADQUARTERS INVESTOR CONTACT Arcosa, Inc. InvestorResources@arcosa.com 500 North Akard Street, Suite 400 Dallas, Tx 75201 3 / Moving Infrastructure Forward — Investor Presentation, March 2019

Agenda . Company overview and strategic highlights . Appendix 4 / Moving Infrastructure Forward — Investor Presentation, March 2019

Company Overview Established businesses with $1.5B of revenues and additional potential to thrive in Arcosa’s new structure Markets CONSTRUCTION ENERGY TRANSPORTATION Revenues $292M $780M $391M Adj.Segment 25% 10% 16% EBITDA Margin AGGREGATES WIND TOWERS BARGES SPECIALTY UTILITY COMPONENTS MATERIALS STRUCTURES CONSTRUCTION STORAGE TANKS SITE SUPPORT Revenues and Adjusted Segment EBITDA margin for the year ended 2018. See Adjusted Segment EBITDA reconciliation in Appendix. 5 / Moving Infrastructure Forward — Investor Presentation, March 2019

Outlook by Segment CONSTRUCTION ENERGY TRANSPORTATION . Infrastructure construction activity . Wind Towers: . Barge: expected to benefit from FAST Act - Backlog extends into 2020 - Barge operators pointing to funding and state and local spending - Continue to see new wind tower orders but increased utilization and spot rates uncertainty following phase-out of U.S. - Continued strong level of inquiries . Continued growth projected in non- Production Tax Credit - Re-opened plant expected to deliver residential and residential activity first order mid-year 2019 . Utility Structures: . December 2018 $309M ACG Materials - Quotation activity steady for transmission . Components: (“ACG”) acquisition diversifies our towers - North American railcar backlog at geographic exposure and end markets, - Increased throughput sets the stage for highest level since 2Q16, and up making the segment less reliant on expected revenue growth and margin 38% year-over-year as of December specific markets expansion 20181 - Headwind of 2019 pricing as part of . Storage Tanks: long term sales agreements - Fuel shortage in Mexico expected to require additional storage and transport capacity 1 ARCI 6 / Moving Infrastructure Forward — Investor Presentation, March 2019

Stage 1 Priorities We are making solid progress on priorities laid out at Investor Day . $309M ACG Materials acquisition adds significant scale, new specialty materials and aggregates Grow Construction platforms, and geographic diversity Products . ACG has robust pipeline of bolt-on acquisitions . Integration progressing well . Continuous Improvement program extended from Wind Towers to Utility Structures and Storage Improve Energy Tanks Equipment . Divested cryogenics and oilfield processing equipment businesses during Q4 Expand . Re-opened idled barge plant in Louisiana to meet increased demand Transportation . Components business winning orders from new customers and markets Products . Outsourced certain corporate functions as part of separation Operate a flat . Streamlined corporate structure to reduce layers corporate structure . Completed move of corporate headquarters in February 7 / Moving Infrastructure Forward — Investor Presentation, March 2019

ACG Acquisition Update Integration is progressing well; ACG will be a platform for additional value creation in our Construction Products segment Levers for additional value Geographic diversity End market diversity creation ACG Footprint Aggregate mines ACG End Markets Production facilities End market growth Corporate HQ Other Incremental specialty product Building Products development Agriculture Organic capital investments Energy Infrastructure Bolt-on acquisitions Infrastructure . 24 active mines . 5 production facilities Operational improvements through . LTM Revenues and Adj. EBITDA of $152M shared best practices and $32M, respectively1 1 Estimated Last Twelve Months (LTM) ended 08/31/2018 at time of acquisition. See Adjusted EBITDA reconciliation in Appendix. 8 / Moving Infrastructure Forward — Investor Presentation, March 2019

Emerging Barge Recovery Recent orders have been strong, leading to announced re-opening of idled facility Inland Barge business . Recent book to bill ratios have Book to Bill ratio ($ Value of Orders Signed: $ Value of Orders Produced) been strong, and above 1.0 in 2.7 the last 4 quarters 2.3 . Backlog of $231M as of 1.9 December 31, 2018; customer activity also includes supply Backlog 1.4 agreements not included in Growing 1.2 backlog at this time 0.8 1 . Continue to see healthy inquiry Backlog levels for a wide variety of Shrinking 0.4 0.4 0.3 0.2 liquid types 0.1 0.2 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 . Re-opened plant expected to deliver first order mid-year 2019 9 / Moving Infrastructure Forward — Investor Presentation, March 2019

2018 Financial Results Positive momentum heading into 2019 4th Quarter ($M’s) Full Year ($M’s) Adjusted Adjusted Revenues Net Income Revenues Net Income EBITDA EBITDA 0% +8% 1,462.4 1,460.4 +12% -6% 374.4 197.4 347.5 45.4 186.5 +17% 40.6 -16% 27.7 89.7 23.6 75.7 Q4-17 Q4-18 Q4-17 Q4-18 Q4-17 Q4-18 FY-17 FY-18 FY-17 FY-18 FY-17 FY-18 Margin 11.7% 12.1% Margin 13.5% 12.8% See Adjusted EBITDA reconciliation in Appendix. 10 / Moving Infrastructure Forward — Investor Presentation, March 2019

Raising 2019 Guidance for ACG Acquisition Adjusted EBITDA growth expected in 2019 Full Year Revenues ($M’s) Full Year Adjusted EBITDA ($M’s) Organic growth and ACG acquisition more than offset headwinds from incremental public company costs and lower margins 1,700 – 1,800 in Components business 215 - 225 197 1,462 1,460 187 2017 2018 2019 Guidance 2017 2018 2019 Guidance Previous Guidance range of $1,550 - $1,650M Previous Guidance range of $180 - $195M See Adjusted EBITDA reconciliation in Appendix. 11 / Moving Infrastructure Forward — Investor Presentation, March 2019

Balance sheet remains strong $272M of available liquidity at year end 2018 ($ in Millions) 272 Cash 99 . Funded ACG with ~$130M cash and $180M of borrowing under $400M credit facility . $186M of debt at year end 2018, with $100M fixed at ~4% for 5 years . Unencumbered balance sheet Revolver 173 Capacity . Net debt to 2019 adjusted EBITDA ratio less than 0.4x FY18 12 / Moving Infrastructure Forward — Investor Presentation, March 2019

Capital Allocation Priorities We are following a disciplined capital allocation process to drive higher returns on invested capital Organic investments Acquisitions Return of capital to shareholders . Maintenance Capital Expenditures of . Deployed $333M towards . Repurchased ~$3 million of $60-65M projected in 2019, including acquisitions in 2018, primarily for shares in December at an ACG Materials ACG Materials average price of $24 per share, leaving ~$47 million under current . Growth Capital Expenditures of . We have a number of opportunities in authorization additional $10-15 million in current our pipeline, most likely for bolt-on plan, but timing and size are difficult to acquisitions to our current platforms . Initiated a quarterly dividend of predict $0.05 per share that was paid in January . All CapEx projects expected to meet high return threshold and compete for . Dividend and buyback available capital authorization are valuable tools to return capital to shareholders 13 / Moving Infrastructure Forward — Investor Presentation, March 2019

Long Term Vision for Arcosa Integrate Environmental, Grow in attractive Social, and Reduce the Improve long term Governance markets where we complexity and returns on can achieve initiatives (ESG) cyclicality of the invested capital into our long term sustainable overall business competitive strategy advantages 14 / Moving Infrastructure Forward — Investor Presentation, March 2019

Environmental, social, and governance impact Our board and leadership team are committed to ESG impact Safety and health Environment People & communities Governance Protecting the safety and We are stewards of Our people contribute to We are committed to the health of our people the environment and the communities in highest principles of guides us in everything committed to which they live and work corporate governance we do sustainability . Ethics Training and . Chairman and CEO . Safety Excellence . A leading producer of Certification programs roles are separated program rolled out to wind towers for . Extensive community . Management pay linked plants renewable power engagement programs to performance . Our trench shoring generation . Talent development . Commitment to products are used for . Arcosa headquarters is program to build the disclosure and worker protection in the LEED Gold, Energy skills and experience of transparency construction industry Star Certified our team . Instituted sustainability program to track environmental metrics 15 / Moving Infrastructure Forward — Investor Presentation, March 2019

Appendix

Construction Products Segment Overview PRODUCTS KEY FIGURES REVENUE 12/31/18 by product type ($M) Construction site support $292M SPECIALTY CONSTRUCTION Revenue 74 AGGREGATES MATERIALS SITE SUPPORT74 (25%) 25% Natural sand, gravel Shale & clay Steel & aluminum Adjusted EBITDA and limestone base expanded and trench shoring Margin 218 hardened in a products and (75%) rotary kiln systems $30B+ Aggregates and . Estimated proven and probable aggregate reserves exceeding 300 Estimated annual specialty materials million tons, excluding ACG market size . Projected average reserve life of legacy business of at least 33 years Note: Aggregates and Specialty Materials grouped as “Construction Aggregates” in Financials. Construction Site Support classified as “Other”. See Adjusted EBITDA reconciliation in Appendix. 17 / Moving Infrastructure Forward — Investor Presentation, March 2019

Energy Equipment Segment Overview Products Key figures Revenue 12/31/18 by product type ($M) Storage tanks and other WIND TOWERS UTILITY STRUCTURES $780M 197 Revenue (25%) Storage 583 10% (75%) Adjusted EBITDA RESIDENTIAL/COMMERCIAL/ INDUSTRIAL SCALE & FIELD Margin AGRICULTURAL ERECTED STORAGE Utility structures STORAGE and wind towers $633M Backlog in Utility Structures and Wind Towers as of 12/31/18 See Adjusted EBITDA reconciliation in Appendix. 18 / Moving Infrastructure Forward — Investor Presentation, March 2019

Transportation Products Segment Overview PRODUCTS KEY FIGURES REVENUE 12/31/18 by product type ($M) $391M Barges TANK BARGES HOPPER BARGES FIBERGLASS Revenue COVERS 170 16% (43%) Adjusted EBITDA 221 RAILCAR INDUSTRIAL & Margin (57%) RAILCAR AXLES COUPLING MINING DEVICES COMPONENTS $5B+ Components Estimated annual market size $231M Backlog in Barges as of 12/31/18 See Adjusted EBITDA reconciliation in Appendix. 19 / Moving Infrastructure Forward — Investor Presentation, March 2019

# Reconciliation of Consolidated and Combined Adjusted EBITDA

| | Three Months Ended December 31, | | Year Ended December 31, | | Full Year 2019 Guidance | |
|---|---|---|---|---|---|---|
| | 2018 | 2017 | 2018 | 2017 | Low | High |
| Revenues | $374.4 | $347.5 | $1,460.4 | $1,462.4 | $1,700.0 | $1,800.0 |
| Net Income | 27.7 | 23.6 | 75.7 | 89.7 | 85.0 | 98.0 |
| Add: | | | | | | |
| Interest expense, net | 0.5 | (0.1) | 0.5 | (0.1) | 7.0 | 5.0 |
| Provision (benefit) for income taxes | 1.1 | (2.1) | 19.3 | 40.4 | 29.0 | 33.0 |
| Depreciation, depletion, and amortization expense | 17.9 | 17.5 | 67.6 | 65.7 | 92.0 | 87.0 |
| EBITDA | $47.2 | $38.9 | $163.1 | $195.7 | $213.0 | $223.0 |
| Add: | | | | | | |
| Impairment charge | -- | -- | 23.2 | -- | -- | -- |
| Impact of the fair value mark up of acquired inventory | 0.8 | -- | 0.8 | -- | 2.0 | 2.0 |
| Other, net (income) expense [(1)] | (2.6) | 1.7 | (0.6) | 1.7 | -- | -- |
| Adjusted EBITDA | $45.4 | $40.6 | $186.5 | $197.4 | $215.0 | $225.0 |
| Adjusted EBITDA Margin | 12.1% | 11.7% | 12.8% | 13.5% | 12.6% | 12.5% |

(1) Included in Other, net (income) expense was the impact of foreign currency exchange transactions of ($2.4) million and $1.9 million for the three months ended December 31, 2018 and 2017, respectively, and ($0.2) million and $2.2 million for the years ended December 31, 2018 and 2017, respectively.

GAAP does not define "Earnings Before Interest, Taxes, Depreciation, Depletion and Amortization" (EBITDA) and it should not be considered as an alternative to earnings measures defined by GAAP, including net income. We use this metric to assess the operating performance of our consolidated business, as a metric for incentive-based compensation, and as a basis for strategic planning and forecasting as we believe that it closely correlates to long-term shareholder value, and we believe this metric also assists investors in comparing a company's performance on a consistent basis without regard to depreciation, depletion, and amortization, which can vary significantly depending on many factors. We adjust consolidated EBITDA for certain non-routine items (Adjusted EBITDA) to provide a more consistent comparison of earnings performance from period to period, which we also believe assists investors in comparing a company's performance on a consistent basis. Adjusted EBITDA Margin is defined as Adjusted EBITDA divided by Revenues. Net debt as of 12/31/18 ($86.1M) is defined as long term debt ($185.5M) less cash and cash equivalents ($99.4M).

20 / Moving Infrastructure Forward — Investor Presentation, March 2019 ARCOSA

Adjusted ACG EBITDA reconciliation (unaudited) $ Millions (For the Trailing Twelve Months Ended August 31, 2018) Revenues $152.0 Net Income (1.8) Add: Interest expense 16.6 Provision (benefit) for income taxes (3.9) Depreciation, depletion, and 15.4 amortization expense EBITDA $26.3 Add: Other Adjustments 5.7 Adjusted EBITDA $32.0 Adjusted EBITDA Margin 21.1% “Adjusted ACG EBITDA” is defined as ACG’s net income plus interest expense, income taxes, depreciation and amortization, and other one-time or non- recurring expenses, including management fees, debt refinancing fees, and non-recurring professional fees. Adjusted ACG EBITDA is not a calculation based on generally accepted accounting principles. The amounts included in the Adjusted ACG EBITDA calculation, however, are derived from amounts included in the historical statements of operations data. In addition, Adjusted EBITDA should not be considered as an alternative to net income or operating income as an indicator of ACG’s operating performance, or as an alternative to operating cash flows as a measure of liquidity. We believe Adjusted ACG EBITDA assists investors in comparing a company’s performance on a consistent basis without regard to depreciation and amortization and other expenses, which can vary significantly depending upon many factors. 21 / Moving Infrastructure Forward — Investor Presentation, March 2019

# Reconciliation of Adjusted Segment EBITDA

| | Three Months Ended December 31, 2018 | Three Months Ended December 31, 2017 | Year Ended December 31, 2018 | Year Ended December 31, 2017 |
|---|---|---|---|---|
| Construction Products | | | | |
| Revenues | $65.6 | $64.1 | $292.3 | $258.9 |
| Operating Profit | 5.1 | 11.2 | 50.4 | 53.7 |
| Add: Depreciation, depletion, and amortization expense | 6.5 | 5.1 | 21.9 | 18.4 |
| Segment EBITDA | 11.6 | 16.3 | 72.3 | 72.1 |
| Add: Impact of the fair value mark up of acquired inventory | 0.8 | -- | 0.8 | -- |
| Adjusted Segment EBITDA | $12.4 | $16.3 | $73.1 | $72.1 |
| Adjusted Segment EBITDA Margin | 18.9% | 25.4% | 25.0% | 27.8% |
| Energy Equipment | | | | |
| Revenues | $207.0 | $192.8 | $780.1 | $844.1 |
| Operating Profit | 16.1 | 15.2 | 28.6 | 78.4 |
| Add: Depreciation and amortization expense | 7.1 | 7.5 | 29.7 | 30.2 |
| Segment EBITDA | 23.2 | 22.7 | 58.3 | 108.6 |
| Add: Impairment charge | -- | -- | 23.2 | -- |
| Adjusted Segment EBITDA | $23.2 | $22.7 | $81.5 | $108.6 |
| Adjusted Segment EBITDA Margin | 11.2% | 11.8% | 10.4% | 12.9% |
| Transportation Products | | | | |
| Revenues | $102.1 | $91.2 | $391.4 | $363.3 |
| Operating Profit | 13.2 | 8.1 | 48.4 | 39.0 |
| Add: Depreciation and amortization expense | 3.8 | 4.9 | 15.5 | 17.1 |
| Segment EBITDA | $17.0 | $13.0 | $63.9 | $56.1 |
| Adjusted Segment EBITDA Margin | 16.7% | 14.3% | 16.3% | 15.4% |
| Operating Profit - All Other | $-- | ($0.1) | ($0.1) | ($0.1) |
| Operating Profit - Corporate | (7.4) | (11.3) | (32.1) | (39.3) |
| Eliminations | (0.3) | -- | (0.3) | -- |
| Corporate depreciation | 0.5 | -- | 0.5 | -- |
| Adjusted EBITDA | $45.4 | $40.6 | $186.5 | $197.4 |

"Segment EBITDA" is defined as segment operating profit plus depreciation, depletion, and amortization. GAAP does not define Segment EBITDA and it should not be considered as an alternative to earnings measures defined by GAAP, including segment operating profit. We use this metric to assess the operating performance of our businesses, as a metric for incentive-based compensation, and as a basis for strategic planning and forecasting as we believe that it closely correlates to long-term shareholder value, and we believe this metric also assists investors in comparing a company's performance on a consistent basis without regard to depreciation, depletion, and amortization, which can vary significantly depending on many factors. We adjust Segment EBITDA for certain non-routine items to provide a more consistent comparison of earnings performance from period to period, which we also believe assists investors in comparing a company's performance on a consistent basis. Adjusted Segment EBITDA Margin is defined as Adjusted Segment EBITDA divided by Revenues.

22 / Moving Infrastructure Forward — Investor Presentation, March 2019

ARCOSA

Reconciliation of Adjusted Net Income and Adjusted Diluted EPS Three Months Ended Year Ended December 31, December 31, 2018 2017 2018 2017 Net Income $27.7 $23.6 $75.7 $89.7 Impairment charge on businesses subsequently divested -- -- 23.2 -- Tax impact (7.7) -- (8.9) -- Impact of the fair value mark up of acquired inventory 0.8 -- 0.8 -- Tax impact (0.2) -- (0.2) -- Impact of U.S. tax reform (0.8) (6.2) (1.5) (6.2) Adjusted Net Income $19.8 $17.4 $89.1 $83.5 GAAP does not define “Adjusted Net Income” and it should not be considered as an alternative to earnings measures defined by GAAP, including net income. We use this metric to assess the operating performance of our consolidated business. We adjust net income for certain non-routine items to provide investors with what we believe is a more consistent comparison of earnings performance from period to period. Three Months Ended Year Ended December 31, December 31, 2018 2017 2018 2017 Diluted EPS $0.56 $0.48 $1.54 $1.84 Impairment charge on businesses subsequently divested (0.16) -- 0.30 -- Impact of the fair value mark up of acquired inventory 0.01 -- 0.01 -- Impact of U.S. tax reform (0.01) (0.12) (0.03) (0.13) Adjusted Diluted EPS $0.40 $0.36 $1.82 $1.71 GAAP does not define “Adjusted Diluted EPS” and it should not be considered as an alternative to earnings measures defined by GAAP, including diluted EPS. We use this metric to assess the operating performance of our consolidated business. We adjust diluted EPS for certain non-routine items to provide investors with what we believe is a more consistent comparison of earnings performance from period to period. . 23 / Moving Infrastructure Forward — Investor Presentation, March 2019